EXHIBIT 10.28

EXECUTION COPY

$245,000,000

IHOP FRANCHISING, LLC

IHOP IP, LLC

7.0588% Series 2007-3 Fixed Rate Term Notes

PURCHASE AGREEMENT

November 29, 2007

Lehman Brothers Inc.

745 Seventh Avenue

New York, New York  10019

Ladies and Gentlemen:

IHOP FRANCHISING, LLC, a Delaware limited liability company (the “Master Issuer”), and IHOP IP, LLC, a Delaware limited liability company (the “IP Holder”, and together with the Master Issuer, the “Co-Issuers” and each a “Co-Issuer”), propose, upon the terms and conditions set forth in this agreement (the “Agreement”), to issue and sell to Lehman Brothers Inc. U.S. $245,000,000 principal amount of their Series 2007-3 Fixed Rate Term Notes due 2037 (the “Securities”), pursuant to the Series Supplement for the Securities, dated as of the date hereof (the “Supplement”), by and among the Co-Issuers and Wells Fargo Bank, National Association, as indenture trustee (the “Trustee”), to the Base Indenture, dated as of March 16, 2007 and supplemented on November 28, 2007 (as supplemented, the “Base Indenture” and, together with the Supplement, the “Indenture”), by and among the Co-Issuers and the Trustee.

Each of the Co-Issuers is a wholly-owned subsidiary of IHOP Corp., a Delaware corporation (“IHOP”), who is entering into this Agreement as the guarantor of the obligations of International House of Pancakes, Inc. (“IHOP Inc.” and, together with IHOP, the “Parent Companies”), as Servicer under the Servicing Agreement, dated as of March 16, 2007 (as amended, the “Servicing Agreement”), among the Co-Issuers, IHOP Property Leasing LLC, a Delaware limited liability company, IHOP Properties, LLC, a Delaware limited liability company, IHOP Real Estate, LLC, a Delaware limited liability company, the Parent Companies and the Trustee.  The Co-Issuers and the Parent Companies hereby confirm their agreement with Lehman Brothers Inc. (the “Initial Purchaser”) concerning the purchase of the Securities from the Co-Issuers by the Initial Purchaser.

Pursuant to an Agreement and Plan of Merger, dated as of July 15, 2007 (the “Merger Agreement”), by and among Applebee’s International, Inc., a Delaware corporation (“Applebee’s International”), IHOP and CHLH Corp., a Delaware corporation (“Merger Sub”), which is a wholly-owned subsidiary of IHOP, Merger Sub will merge with and into Applebee’s International (the “Merger”), and each outstanding share of common stock of Applebee’s International (except for shares held by IHOP and certain other shares), will be automatically converted into the right to receive $25.50 in cash, without interest, subject to certain adjustments (the “Acquisition”). Applebee’s International will be the surviving corporation of the Merger and a wholly-owned subsidiary of IHOP.  IHOP expects to finance the Acquisition with (i) the cash proceeds from the issuance of the Securities and (ii) cash proceeds from the issuance of $1,814 million aggregate principal amount of additional asset-backed securities (the “Applebee’s Securitization”) to be issued by subsidiaries of Applebee’s International.

The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933 (the “Securities Act”), in reliance upon an exemption therefrom.  IHOP and the Co-Issuers have prepared a draft base offering circular, a draft supplemental offering circular and a term sheet, together attached hereto as Exhibit 1 (collectively, the “Draft Offering Memorandum”), materials circulated in connection with the syndication of bridge loans to finance the Acquisition listed on Schedule A-1 (collectively, the “Bridge Syndication Materials”) and the preliminary marketing materials listed on Schedule A-2 (collectively, the “Preliminary Marketing Materials”).

Pursuant to Sections 4(a) and (c) of this Agreement, the Co-Issuers intend to prepare a final base offering circular and a supplemental offering circular setting forth information concerning the Parent Companies, the Co-Issuers, certain affiliated entities, and the Securities.  Such base offering circular, together with the supplemental offering circular, as amended to the Initial Date (as defined herein), each Supplemental Date (as defined herein) and each Bringdown Date (as defined herein) is referred to herein as the “Offering Memorandum”.

Any reference to the Offering Memorandum or the Draft Offering Memorandum shall be deemed to refer to and include (i) the most recent Annual Report on Form 10-K, (ii) the Quarterly Reports on Form 10-Q filed since the most recent Annual Report on Form 10-K and (iii) the Current Reports on Form 8-K filed since the most recent Annual Report on Form 10-K, of IHOP, filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a) or 15(d) of the United States Securities Exchange Act of 1934 (the “Exchange Act”), on or prior to the date of the Offering Memorandum, as the case may be.  All documents filed by IHOP under the Exchange Act and so deemed to be included in the Draft Offering Memorandum or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Documents.”

“Free Writing Communication” means a written communication (as such term is defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities and is made by means other than the Offering Memorandum.  “Issuer Free Writing Communication” means a Free Writing

Communication prepared by or on behalf of the Parent Companies or the Co-Issuers, used or referred to by the Parent Companies or the Co-Issuers or containing a description of the final terms of the Securities or of their offering, in the form retained in the Parent Companies’ or the Co-Issuers’ records.

Copies of the Offering Memorandum will be delivered by the Co-Issuers and the Parent Companies to the Initial Purchaser pursuant to the terms of this Agreement.  Any references herein to the Offering Memorandum shall be deemed to include all amendments and supplements thereto.  The Co-Issuers and the Parent Companies hereby confirm that they have authorized the use of the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchaser in accordance with Section 2.

For purposes of this Agreement, (a) capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture, (b) the term “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, (c) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act , (d) the term “Transaction Documents” means the “Transaction Documents,” as defined in the Indenture, plus the Type 1 Residual Certificate, and (e) the “Relevant Date” means the date on which representations, warranties and agreements are being made by the Co-Issuers or the Parent Companies (as the case may be) in accordance with Section 1(c) or 1(d).  The Base Indenture is attached hereto as Exhibit 2.  The Supplement is attached hereto as Exhibit 3. As used herein

1.             Representations, Warranties and Agreements of the Co-Issuers and the Parent Companies

(a)           Each of the Co-Issuers, jointly and severally, represents and warrants to, and agrees with, the Initial Purchaser, as of the Closing Date, that:

(i)            As of the Closing Date, the Draft Offering Memorandum presents fairly, in all material respects, the business, results of operations and financial condition of the Co-Issuers.  As of the Relevant Date, the Offering Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           As of the Relevant Date, the Offering Memorandum contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act;

(iii)          The Preliminary Marketing Materials and the Offering Memorandum have been or will have been prepared by the Co-Issuers and the Parent Companies for use by the Initial Purchaser in connection with the Exempt Resales (as defined below).  No order or decree preventing the use of the Preliminary Marketing Materials or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Co-Issuers or the Parent Companies, is contemplated;

(iv)          As of the Relevant Date, each of the Base Indenture, the Supplement and the Securities will conform in all material respects to the description thereof contained in the Offering Memorandum;

(v)           Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 2 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchaser and the offer, resale and delivery of the Securities by the Initial Purchaser in the manner contemplated by this Agreement and the Indenture, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;

(vi)          Each of the Co-Issuers has been duly incorporated as a limited liability company and is validly existing and in good standing under the laws of the jurisdiction of its formation, is qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification except for such failures to qualify to do business or be in good standing as a foreign limited liability company as are not reasonably likely to result in a Material Adverse Effect, and has the requisite power and authority under its operating agreement to own or hold its properties and to conduct the business in which it is engaged as described in the Draft Offering Memorandum (as of the Closing Date) or the Offering Memorandum (as of the Relevant Date);

(vii)         Each of the Co-Issuers has the requisite limited liability company power and authority under its operating agreement to execute and deliver this Agreement, the Securities, the Indenture and any other Transaction Document to which it is a party and perform its obligations hereunder and thereunder;

(viii)        Neither Co-Issuer is in violation of (i) its respective Charter Documents, (ii) any Requirements of Law (as defined below) with respect to such party or (iii) any indenture, contract, agreement, mortgage, deed of trust or other instrument to which any of Co-Issuer or Guarantor is a party or by which either it or its assets is bound (each, a “Contractual Obligation”), except, solely with respect to clauses (ii) and (iii), to the extent such violation could not reasonably be expected to result in a Material Adverse Effect.  The execution and delivery of this Agreement and the other Transaction Documents, the application of the proceeds from the sale of the Securities as described herein, in the Draft Offering Memorandum (as of the Closing Date) and in the Offering Memorandum (as of the Relevant Date) and the incurrence of the obligations and consummation of the transactions herein and therein contemplated (a) requires no action by or in respect of, or filing with, any Governmental Authority which has not been obtained, (b) will not conflict with, or constitute a breach of or default under, any Charter Documents of either Co-Issuer, and (c) do not contravene, or constitute a default under, any Requirements of Law with respect to such Co-Issuer or any Contractual Obligation with respect to such Co-Issuer or result in the creation or imposition of any Lien on any property of either Co-Issuer, except for Liens created by the Transaction Documents and except, in the case of clause (a) and (c), solely with respect to the Asset Contribution Agreements, the violation of which could reasonably be expected to have a Material Adverse Effect.  For purposes of this Agreement, “Requirements of Law” means with respect to any Person or any of its property, the certificate of incorporation or articles of association and by laws, limited liability company agreement, partnership agreement or other organizational or governing documents of such Person or any of its property, and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority (as defined below), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, whether federal, state, local or foreign; including usury laws, the Federal Truth in Lending Act, state franchise laws and retail installment sales acts, and “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government;

(ix)           Each Transaction Document to which a Co-Issuer is a party has been duly and validly authorized, executed and delivered by such Co-Issuer, and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligation of the applicable Co-Issuer and is enforceable in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).  As of the Relevant Date, each of the Transaction Documents will conform in all material respects to the description thereof in the Offering Memorandum;

(x)            (1) The Transaction Documents are in full force and effect; (2) there are no outstanding defaults thereunder; and (3) no events have occurred which, with the giving of notice, the passage of time or both, would constitute a default thereunder;

(xi)           (a) Neither Co-Issuer is a party to any contract or agreement of any kind or nature and (b) neither Co-Issuer is subject to any material obligations or liabilities of any kind or nature in favor of any third party, including, without limitation, guarantees, keep well agreements, dividends, endorsements, letters of credit or other contingent obligations.  Neither Co-Issuer has engaged in any activities since its formation (other than those incidental to its formation, the authorization and the issue of the Securities, the execution of the Transaction Documents to which such Co-Issuer is a party and the performance of the activities referred to in or contemplated by such agreements);

(xii)          This Agreement has been duly authorized, executed and delivered by the Co-Issuers and constitutes the legal, valid and binding obligation of the Co-Issuers enforceable in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing and except that any indemnification or contribution provisions herein may be deemed unenforceable);

(xiii)         The Securities have been duly authorized for issuance, offer and sale by the Co-Issuers as contemplated by this Agreement and, when authenticated by the Trustee and issued and delivered against payment of the purchase price therefor, will constitute legal, valid and binding obligations of the Co-Issuers enforceable in accordance with their terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing);

(xiv)        No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the issuance, offer or sale of the Securities by the Co-Issuers in accordance with the terms of this Agreement, the execution, delivery and performance by the Co-Issuers of the Securities, the Indenture, this Agreement and the Transaction Documents (to the extent they are parties thereto), the application of the proceeds from the sale of the Securities as described herein, in the Draft Offering Memorandum (as of the Closing Date) and in the Offering Memorandum (as of the Relevant Date) or for the consummation by the Co-Issuers of the transactions contemplated by this Agreement and the other Transaction Documents or for the performance of any of the Co-Issuers’ obligations hereunder or thereunder other than such consents, approvals, authorizations, registrations, declarations or filings (a) as have been obtained prior to the Closing Date or as permitted to be obtained subsequent to the Closing Date or (b) relating to the performance of any Franchise Document the failure of which to obtain consent is not reasonably likely to have a Material Adverse Effect;

(xv)         There is no action, suit, proceeding or investigation pending against or, to the knowledge of either Co-Issuer, threatened against or affecting either Co-Issuer or of which any property or assets of the Co-Issuers is the subject before any court or arbitrator or any Governmental Authority that would, individually or in the aggregate, affect the validity or enforceability of this Agreement or any of the Transaction Documents, materially adversely affect the performance by the Co-Issuers of their obligations hereunder or thereunder or which is reasonably likely to have a Material Adverse Effect;

(xvi)        The Co-Issuers maintain insurance coverages in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.  All policies of insurance of the Co-Issuers are in full force and effect and the Co-Issuers are in compliance with the terms of such policies in all material respects.  Neither of the Co-Issuers has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.  All such insurance is primary coverage, all premiums therefor due on or before the date hereof have been paid in full, and the terms and conditions thereof are no less favorable to the Co-Issuers than the terms and conditions of insurance maintained by their affiliates that are not Co-Issuers;

(xvii)       (1)  Each of the Co-Issuers owns and has good title to its Collateral, free and clear of all Liens other than Permitted Liens.  The Co-Issuers’ rights under the collateral documents relating to the security interests held by the Secured Parties constitute general intangibles under the applicable UCC.  The Base Indenture constitutes a valid and continuing Lien on the Collateral in favor of the Trustee on behalf of and for the benefit of the Secured Parties, which Lien on the Collateral has been perfected (except as described on Schedule 7.16 to the Base Indenture) and is prior to all other Liens (other than Permitted Liens), and is enforceable as such as against creditors of and purchasers from each Co-Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing.  The Co-Issuers have received all consents and approvals required by the terms of the Collateral to the pledge of the Collateral to the Trustee under the Base Indenture.  All actions necessary to perfect such first-priority security interest have been duly taken;

(2)  Other than the security interest granted to the Trustee under the Base Indenture, pursuant to the other Transaction Documents or any other Permitted Lien, neither of the Co-Issuers has pledged, assigned, sold or granted a security interest in the Collateral.  All action necessary (including the filing of UCC-1 financing statements and filings with the United States Patent and Trademark Office, the United States Copyright Office or any applicable foreign intellectual property office or agency) to protect and evidence the Trustee’s security interest in the Collateral in the United States will have been duly and effectively taken consistent with the obligations of Section 7.16(d) of the Base Indenture, except as described on Schedule 7.16 to the Base Indenture).  No security agreement, financing statement, equivalent security or lien instrument or continuation statement authorized by either Co-Issuer and listing such Co-Issuer as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction in the United States, except in respect of Permitted Liens or such as may have been filed, recorded or made by such Co-Issuer in favor of the Trustee on behalf of the Secured Parties in connection with the Base Indenture, and neither Co-Issuer has authorized any such filing;

(xviii)      Each of the Co-Issuers possesses all licenses, permits, orders, patents, franchises, certificates of need and other governmental and regulatory approvals to own or lease its properties and conduct its business in the jurisdictions in which such business is transacted as described in the Draft Offering Memorandum (as of the Closing

Date) and the Offering Memorandum (as of the Relevant Date) with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect, and has not received any notice of proceedings relating to the revocation or modification of any such license, permit, order or approval, except for those whose revocation or modification would not individually or in the aggregate, have a Material Adverse Effect;

(xix)         Except as described in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date), no labor disturbance by the employees of the Co-Issuers exists or, to the knowledge of the Co-Issuers, is imminent that would reasonably be expected to have a Material Adverse Effect;

(xx)          After giving effect to the Restructuring, as of the Closing Date, neither of the Co-Issuers will have any (i) employees, (ii) outstanding indebtedness for borrowed money other than under the Indenture or (iii) material liabilities except where such liabilities are expressly permitted by the Transaction Documents;

(xxi)         Neither a Reportable Event nor an “accumulated funding deficiency” (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the six year period prior to the date on which this representation is made or deemed made or is reasonably expected to occur with respect to any Single Employer Plan, and each Plan (including, to the actual knowledge of the Co-Issuers, a Multiemployer Plan or a multiemployer welfare plan maintained pursuant to a collective bargaining agreement) has complied in all respects with the applicable provisions of ERISA, the Code and the constituent documents of such Plan, except for instances of non-compliance that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  No termination of a Single Employer Plan has occurred during such six-year period or is reasonably expected to occur (other than a termination described in Section 4041(b) of ERISA), and no Lien in favor of the PBGC or a Plan has arisen during such six-year period or is reasonably expected to arise.  Except to the extent that any such excess could not reasonably be expected to have a Material Adverse Effect, the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits.  Except to the extent that such liability could not reasonably be expected to have a Material Adverse Effect, neither of the Co-Issuers nor any affiliate thereof have had a complete or partial withdrawal from any Multiemployer Plan, and the Co-Issuers would not become subject to any liability under ERISA if a Co-Issuer or any affiliate thereof were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made.  To the actual knowledge of the Co-Issuers, no such Multiemployer Plan is in Reorganization, insolvent or terminating or is reasonably expected to be in Reorganization, become insolvent or be terminated.  Except to the extent that any such excess could not reasonably be expected to have a Material Adverse Effect, the present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Co-Issuers and each affiliate thereof for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) other than such liability disclosed in the financial statements of the Co-Issuers does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits.  None of the Co-Issuers nor any affiliate thereof has engaged in a prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code in connection with any Plan that would subject either Co-Issuer to liability under ERISA and/or Section 4975 of the Code that could reasonably be expected to have a Material Adverse Effect.  There is no other circumstance which may give rise to a liability in relation to any Plan that could reasonably be expected to have a Material Adverse Effect;

(xxii)        Each of the Co-Issuers has filed, or caused to be filed, all federal, state, local and foreign Tax returns and all other Tax returns which, to the knowledge of either Co-Issuer, are required to be filed by, or with respect to the income, properties or operations of, such Co-Issuer (whether information returns or not), and has paid, or caused to be paid, all Taxes due, if any, pursuant to said returns or pursuant to any assessment received by either Co-Issuer or otherwise, except such Taxes, if any, as are being contested in good faith and by appropriate proceedings and for which adequate reserves have been set aside in accordance with GAAP.  Except as would not reasonably be expected to have a Material Adverse Effect, no tax deficiency has been determined adversely to either Co-Issuer, nor does either Co-Issuer have any knowledge of any tax deficiencies.  Each of the Co-Issuers has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign entity authorized to do business in each state and each Foreign Country in which it is required to so qualify, except to the extent that the failure to pay such fees and expenses is not reasonably likely to result in a Material Adverse Effect;

(xxiii)       There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Co-Issuers or sale by the Co-Issuers of the Securities;

(xxiv)       All certificates, reports, statements, notices, documents and other information furnished to the Trustee, or the Initial Purchaser by or on behalf of the Co-Issuers or the Parent Companies pursuant to any provision of the Indenture or any other Transaction Document, or in connection with or pursuant to any amendment or modification of, or waiver under, the Indenture or any other Transaction Document, are, at the time the same are so furnished, complete and correct in all material respects (when taken together with all other information furnished by or on behalf of the Co-Issuers) to the Trustee or the Initial Purchaser, as the case may be, and give the Trustee or the Initial Purchaser, as the case may be, true and accurate knowledge of the subject matter thereof in all material respects, and the furnishing of the same to the Trustee or the Initial Purchaser, as the case may be, shall constitute a representation and warranty by each of the Co-Issuers made on the date the same are furnished to the Trustee or the Initial Purchaser, as the case may be, to the effect specified herein;

(xxv)        Neither Co-Issuer is, after giving effect to the issuance of the Securities, the transactions contemplated by the Transaction Documents and the application of the proceeds from the sale of the Securities as described herein, in the Draft Offering Memorandum (as of the Closing Date) and in the Offering Memorandum (as of the Relevant Date), an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

(xxvi)       The proceeds of the Securities will not be used to purchase or carry any “margin stock” (as defined or used in the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof) in such a way that could cause the transactions contemplated by the Transaction Documents to fail to comply with the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U, and X thereof.  Neither Co-Issuer owns or is engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock;

(xxvii)      No subsidiary of the Co-Issuers is currently prohibited, directly or indirectly, from paying any dividends to its parent Co-Issuer, from making any other distribution on such subsidiary’s capital stock or limited liability company interests, from repaying its parent Co-Issuer any loans or advances to such subsidiary from its parent Co-Issuer or from transferring any such subsidiary’s property or assets to its parent Co-Issuer or any other subsidiary of the parent Co-Issuer, except as described in the Draft Offering Memorandum (as of the Closing Date) or in the Offering Memorandum (as of the Relevant Date);

(xxviii)     The representations and warranties of each of the Co-Issuers contained in the Transaction Documents to which such Co-Issuer is a party are true and correct and are repeated herein as though fully set forth herein;

(xxix)       Neither of the Co-Issuers (after giving effect to the issuance of the Securities and to the other transactions related thereto as described in the Draft Offering Memorandum) is insolvent within the meaning of the Bankruptcy Code or any applicable state law and neither of the Co-Issuers is the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Event of Bankruptcy has occurred with respect to either Co-Issuer;

(xxx)        (A)          All of the issued and outstanding limited liability company interests of the Master Issuer are owned by IHOP, all of which limited liability company interests have been validly issued and are owned of record by IHOP free and clear of all Liens other than Permitted Liens;

(B)           All of the issued and outstanding limited liability company interests of the IP Holder are owned by the Master Issuer, all of which limited liability company interests have been validly issued and are owned of record by the Master Issuer, free and clear of all Liens other than Permitted Liens; and

(C)           The Master Issuer has no subsidiaries and owns no Equity Interests in any other Person, other than the IP Holder, IHOP Real Estate, LLC, IHOP Properties, LLC and IHOP Property Leasing, LLC.  The IP Holder has no subsidiaries and own no Equity Interests in any other Person (for purposes of this Agreement, the “Equity Interests” means (a) ownership, management or membership interests in any limited liability company or unlimited company, (b)  general or limited partnership interest in any partnership, (c)  common, preferred or other stock interest in any corporation, (d)  share, participation, unit or other interest in the property or enterprise of an issuer that evidences ownership rights therein, (e)  ownership or beneficial interest in any trust or (f)  option, warrant or other right to convert into or otherwise receive any of the foregoing);

(xxxi)       The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act;

(xxxii)      No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) of either Co-Issuer or of the Parent Companies contained in the Preliminary Marketing Materials, the Draft Offering Memorandum (as of the Closing Date) or the Offering Memorandum (as of the Relevant Date) has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(xxxiii)     With respect to those Securities sold in reliance upon Regulation S of the Securities Act (“Regulation S”) (i) none of the Co-Issuers or any of their affiliates or any other person acting on their behalf has engaged in any directed selling efforts within the meaning of Rule 902 of Regulation S and (ii) the Co-Issuers and their affiliates and each person acting on their behalf have complied with the offering restrictions set forth in Rule 902 of Regulation S;

(xxxiv)     Except pursuant to this Agreement, none of the Co-Issuers or any of their affiliates or any other person acting on their behalf has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Rule 902 of Regulation S) the Securities or any security of the same class or series as the Securities;

(xxxv)      None of the Co-Issuers or any of their affiliates has participated in a plan or scheme to evade the registration requirements of the Securities Act through the sale of the Securities pursuant to Regulation S;

(xxxvi)     Ernst & Young LLP (“E&Y”), who have audited or reviewed the consolidated financial statements of IHOP contained in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date), are independent certified public accountants with respect to the IHOP and Merger Sub within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder.  The historical consolidated financial statements (including the related notes and supporting schedules) of IHOP contained in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the

Relevant Date) have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date) under the headings “Capitalization of IHOP Corp. and its Subsidiaries,” “Selected Historical and Pro Forma Financial Data of IHOP Corp. and its Subsidiaries,” “Unaudited Pro Forma Condensed Combined Financial Information of IHOP Corp.,” “Capitalization of IHOP Franchising, LLC,” “Unaudited Pro Forma Condensed Consolidated Financial Information of IHOP Franchising, LLC,” “IHOP Franchising, LLC Unaudited Supplemental Financial Information” and in the Exchange Act Documents under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations of IHOP” is derived from the accounting records of IHOP or the relevant subsidiary of IHOP (each, an “IHOP Entity”) and fairly present the information purported to be shown thereby.  The other historical financial and statistical information and data of IHOP and the other IHOP Entities contained in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date) are, in all material respects, fairly presented;

(xxxvii)            The pro forma financial information included in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date) include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein (it being understood that the securities that are assumed to be issued in the pro forma financial information that is contained in the Draft Offering Memorandum as of the Closing Date are different from the securities being issued hereunder and in the Applebee’s Securitization), the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial information included in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date).  The pro forma financial information included in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date) comply as to form in all material respects with the applicable requirements of Regulation S-X under the Securities Act;

(xxxviii)           The Exchange Act Documents did not, when filed with the Commission, contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Exchange Act Documents, when filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder;

(xxxix)      The market-related and customer-related data and estimates included in the Preliminary Marketing Materials, the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date) are based on or derived from sources that the Co-Issuers believe to be reliable and accurate in all material respects or represent the Co-Issuers’ good faith estimates made on the basis of data derived from such sources;

(xl)           The Co-Issuers maintain and have maintained effective internal control over financial reporting, as defined in Rule 13a-15 under the Exchange Act, and a system of accounting controls that is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(xli)          (i) Each of the Co-Issuers has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by each Co-Issuer in the reports it files or submits under the Exchange Act (assuming each Co-Issuer was required to file or submit such reports under the Exchange Act) is accumulated and communicated to management of such Co-Issuer, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made; and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(xlii)         None of the Co-Issuers or any of their affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as such term is defined in the Securities Act), which is or will be integrated with the sale or resale of the Securities in a manner that would require registration of the resale of the Securities under the Securities Act;

(xliii)        None of the Co-Issuers or any of their affiliates or any other person acting on their behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising);

(xliv)       None of the Co-Issuers or any of their affiliates or any other person acting on their behalf has offered, sold, contracted to sell or otherwise disposed of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or Section 3(c)(7) of the 1940 Act to cease to be applicable to the offering, sale and resale of the Securities as contemplated by this Agreement, the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date);

(xlv)        None of the Co-Issuers or any of their affiliates has taken and none of the Co-Issuers or any of their affiliates will take any action prohibited by Regulation M under the Exchange Act, in connection with the offering or resale of the Securities;

(xlvi)       (A)          Neither of the Co-Issuers is subject to any material liabilities or obligations pursuant to any Environmental Law, which could, individually or in the aggregate, reasonably be expected to result in the payment of a Material Environmental Amount; and

(B)           The Co-Issuers have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date) and such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Co-Issuers; and all assets held under lease by the Co-Issuers are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Co-Issuers;

(xlvii)      There is and has been no failure on the part of the Co-Issuers or any of the Co-Issuers’ managers, directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith;

(xlviii)     The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies” contained  in the Exchange Act Documents and in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date) accurately and fully describes (A) the accounting policies that the Co-Issuers and IHOP believe are the most important in the portrayal of IHOP’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (B) the judgments and uncertainties affecting the application of critical accounting policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof;

(xlix)        Neither of the Co-Issuers is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, or any applicable federal or state wage and hour laws, or any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which would reasonably be expected to have a Material Adverse Affect;

(l)            The operations of the Co-Issuers are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as

amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Co-Issuers with respect to the Money Laundering Laws is pending or, to the knowledge of the Co-Issuers, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect;

(li)           Neither of the Co-Issuers or, to the knowledge of the Co-Issuers, any director, officer, agent, employee or affiliate of the Co-Issuers, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Co-Issuers will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(lii)          (A)          All of the material registrations and applications included in the IP Assets are subsisting, unexpired and have not been abandoned in any applicable jurisdiction except where such abandonment could not reasonably be expected to have a Material Adverse Effect;

(B)           (i) The use of the IP Assets does not infringe or violate the rights of any third party, (ii) the IP Assets are not being infringed or violated by any third party in a manner that could reasonably be expected to have a Material Adverse Effect and (iii) there is no action or proceeding pending or, to the Co-Issuers’ knowledge, threatened alleging same that could reasonably be expected to have a Material Adverse Effect;

(C)           No action or proceeding is pending or, to the Co-Issuers’ knowledge, threatened that seeks to limit, cancel or question the validity of any material IP Assets, or the use thereof, that could reasonably be expected to have a Material Adverse Effect;

(D)          The IP Holder is the exclusive owner of the IP Assets, free and clear of all Liens, set-offs, defenses and counterclaims of whatsoever kind or nature (other than licenses granted in the ordinary course of business and the rights granted under the IP License Agreements, the Franchise Agreements and the Permitted Liens);

(E)           The Co-Issuers have not made and will not hereafter make any material assignment, pledge, mortgage, hypothecation or transfer of any of the IP Assets (other than licenses granted in the ordinary course of business and the rights granted under the IP License Agreements, the Franchise Agreements and the Permitted Liens);

(liii)         The Co-Issuers have not taken any action or omitted to take any action (such as issuing any press release relating to any Securities without an appropriate legend) which may result in the loss by the Initial Purchaser of the ability to rely on any stabilization safe harbor provided by the Financial Services Authority under the Financial Services and Markets Act 2000 (the “FSMA”).  The Co-Issuers have been informed of the guidance relating to stabilization provided by the Financial Services Authority; and

(liv)         Since the date as of which information is given in the Draft Offering Memorandum (as of the Closing Date) or the Offering Memorandum (as of the Relevant Date), there has not been any development in the condition, financial or otherwise, of the Securitization Entities, taken as a whole, or in the earnings, business affairs or management, whether or not arising in the course of business of the Securitization Entities, taken as a whole, that could reasonably be expected to result in a Material Adverse Effect.

(b)           Each of the Parent Companies, jointly and severally, represents and warrants to, and agrees with, the Initial Purchaser, as of the Closing Date, that:

(i)            As of the Closing Date, the Draft Offering Memorandum presents fairly, in all material respects, the business, results of operations and financial condition of the Co-Issuers.  As of the Relevant Date, the Offering Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           The Preliminary Marketing Materials and the Offering Memorandum have been or will have been prepared by the Co-Issuers and the Parent Companies for use by the Initial Purchaser in connection with the Exempt Resales (as defined below).  No order or decree preventing the use of the Preliminary Marketing Materials or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Parent Companies, is contemplated;

(iii)          Each of the Parent Companies and the IHOP Securitization Entities has been duly formed as a corporation or limited liability company and is validly existing and in good standing under the laws of the State of Delaware, is qualified to do business and is in good standing as a foreign corporation or limited liability company in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification except for such failures to qualify to do business or be in good standing as are not reasonably likely to result in a Material Adverse Effect, and has the requisite corporate or limited liability company power and authority to own or hold its properties and to conduct the business in which it is engaged as described in the Draft Offering Memorandum (as of the Closing Date) or the Offering Memorandum (as of the Relevant Date);

(iv)          Each of the Parent Companies has the requisite corporate or limited liability company power and authority to execute and deliver this Agreement and all other Transaction Documents to which it is a party and perform its obligations hereunder and thereunder;

(v)           None of the Parent Companies or the IHOP Securitization Entities (collectively the “Other Entities”) is in violation of (i) its respective Securitization Entity Charter Documents, (ii) any Requirements of Law with respect to such Other Entity or (iii) any Contractual Obligation with respect to such Other Entity except, solely with respect to clauses (ii) and (iii), to the extent such violation could not reasonably be expected to result in a Material Adverse Effect.  The execution and delivery of this Agreement and the other Transaction Documents, the application of the proceeds from the sale of the Securities as described as described herein and in the Offering Memorandum (as of the Relevant Date) and the incurrence of the obligations and consummation of the transactions herein and therein contemplated (a) will not conflict with, or constitute a breach of or default under, any Securitization Entity Charter Documents of any Other Entity, and (b) does not contravene, or constitute a default under, any Requirements of Law with respect to such Other Entity or any Contractual Obligation with respect to such Other Entity or result in the creation or imposition of any Lien on any property of any Other Entity, except for Liens created by the Transaction Documents;

(vi)          Each of the Transaction Documents to which any Other Entity is a party has been duly and validly authorized, executed and delivered by it and, assuming due authorization, execution and delivery by the other parties thereto, constitutes its legal, valid and binding obligation enforceable in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).  Each of the Transaction Documents to which an Other Entity is a party will conform in all material respects to the description thereof in the Draft Offering Memorandum (as of the Closing Date) or the Offering Memorandum (as of the Relevant Date);

(vii)         (1) The Transaction Documents to which an Other Entity is a party are in full force and effect; (2) there are no outstanding defaults thereunder; and (3) no events shall have occurred which, with the giving of notice, the passage of time or both, would constitute a default thereunder;

(viii)        This Agreement has been duly authorized, executed and delivered by each Parent Company party hereto and constitutes the legal, valid and binding obligation of each Parent Company enforceable in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing and except that any indemnification or contribution provisions herein may be deemed unenforceable);

(ix)           There is no consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental agency or body which is required for, and the absence of which would materially affect, the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, the issuance of the Securities, the execution, delivery and performance by the Parent Companies of this Agreement and by the Other Entities of the Transaction Documents (to the extent they are parties thereto) or the application of the proceeds from the sale of the Securities as described herein and in the Offering Memorandum (as of the Relevant Date);

(x)            Each of the Other Entities possesses all licenses, permits, orders, patents, franchises, certificates of need and other governmental and regulatory approvals to own or lease its properties and conduct its business in the jurisdictions in which such business is transacted as described in the Draft Offering Memorandum (as of the Closing Date) or the Offering Memorandum (as of the Relevant Date), with only such exceptions as would not individually or in the aggregate have a Material Adverse Effect, and has not received any notice of proceedings relating to the revocation or modification of any such license, permit, order or approval, except for those whose revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

(xi)           Except as described in the Draft Offering Memorandum (as of the Closing Date) or the Offering Memorandum (as of the Relevant Date), no labor disturbance by the employees of the Other Entities exists or, to the knowledge of the Other Entities, is imminent that would reasonably be expected to have a Material Adverse Effect;

(xii)          After giving effect to the Restructuring, as of the Closing Date, neither of the Co-Issuers will have any (i) employees, (ii) outstanding indebtedness for borrowed money other than under the Indenture or (iii) material liabilities except where such liabilities are expressly permitted by the Transaction Documents;

(xiii)         Neither a Reportable Event nor an “accumulated funding deficiency” (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the six year period prior to the date on which this representation is made or deemed made or is reasonably expected to occur with respect to any Single Employer Plan, and each Plan (including, to the actual knowledge of the Other Entities, a Multiemployer Plan or a multiemployer welfare plan maintained pursuant to a collective bargaining agreement) has complied in all respects with the applicable provisions of ERISA, the Code and the constituent documents of such Plan, except for instances of non-compliance that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  No termination of a Single Employer Plan has occurred during such six-year period or is reasonably expected to occur (other than a termination described in Section 4041(b) of ERISA), and no Lien in favor of the PBGC or a Plan has arisen during such six-year period or is reasonably expected to arise.  Except to the extent that any such excess could not reasonably be expected to have a Material Adverse Effect, the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits.  Except to the extent that such liability could not reasonably be expected to have a Material Adverse Effect, neither the Other Entities nor any affiliate thereof have had a complete or partial withdrawal from any Multiemployer Plan, and the Other Entities would not become subject to any liability under ERISA if an Other Entity or any affiliate thereof were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made.  To the actual knowledge of the Other Entities, no such Multiemployer Plan is in Reorganization, insolvent or terminating or is reasonably expected to be in Reorganization, become insolvent or be terminated.  Except to the extent that any such excess could not reasonably be expected to have a Material Adverse Effect, the present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Other Entities and each affiliate thereof for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) other than such liability disclosed in the financial statements of the Other Entities does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits.  Neither the Other Entities nor any affiliate thereof has engaged in a prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code in connection with any Plan that would subject either Other Entities to liability under ERISA and/or Section 4975 of the Code that could reasonably be expected to have a Material Adverse Effect.  There is no other circumstance which may give rise to a liability in relation to any Plan that could reasonably be expected to have a Material Adverse Effect;

(xiv)        There is no action, suit, proceeding or investigation pending against or, to the knowledge of each Parent Company, threatened against or affecting any Other Entity or of which any property or assets of the Other Entities is the subject before any court or arbitrator or any Governmental Authority that would, individually or in the aggregate, affect the validity or enforceability of this Agreement or any of the Transaction Documents, materially adversely affect the performance by the Parent Companies of their obligations hereunder or by the Other Entities thereunder or which is reasonably likely to have a Material Adverse Effect;

(xv)         None of the Other Entities is, after giving effect to the issuance of the Securities, the transactions contemplated by the Transaction Documents and the application of the proceeds from the sale of the Securities as described herein, in the Draft Offering Memorandum (as of the Closing Date) and in the Offering Memorandum (as of the Relevant Date), an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the 1940 Act;

(xvi)        Each of the Other Entities (after giving effect to the transactions contemplated by the Transaction Documents) is not insolvent within the meaning of the Bankruptcy Code and none of the Other Entities is the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Event of Bankruptcy has occurred with respect to any of the Other Entities;

(xvii)       No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Draft Offering Memorandum (as of the Closing Date) or the Offering Memorandum (as of the Relevant Date) has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(xviii)      Since the date as of which information is given in the Draft Offering Memorandum (as of the Closing Date) or the Offering Memorandum (as of the Relevant Date), there has not been any development in the condition, financial or otherwise, of the Securitization Entities, taken as a whole, or in the earnings, business affairs or management, whether or not arising in the course of business of the Securitization Entities, taken as a whole, that could reasonably be expected to result in a Material Adverse Effect;

(xix)         E&Y, who have audited or reviewed the consolidated financial statements of IHOP contained in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date), are independent certified public accountants with respect to IHOP and Merger Sub within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder.  The historical consolidated financial statements (including the related notes and supporting schedules) of IHOP contained in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date) have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date) under the headings “Capitalization of IHOP Corp. and its Subsidiaries,” “Selected Historical and Pro Forma Financial Data of IHOP Corp. and its Subsidiaries,” “Unaudited Pro Forma Condensed Combined Financial Information of IHOP Corp.,” “Capitalization of IHOP Franchising, LLC,” “Unaudited Pro Forma Condensed Consolidated Financial Information of IHOP Franchising, LLC,” “IHOP Franchising, LLC Unaudited Supplemental Financial Information” and in the Exchange Act Documents under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations of IHOP” is derived from the accounting records of the applicable IHOP Entities and fairly present the information purported to be shown thereby.  The other historical financial and statistical information and data of IHOP and the other IHOP Entities contained in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date) are, in all material respects, fairly presented;

(xx)          The pro forma financial information included in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date) include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein (it being understood that the securities that are assumed to be issued in the pro forma financial information that is contained in the Draft Offering Memorandum as of the Closing Date are different from the securities being issued hereunder and in the Applebee’s Securitization), the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial information included in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date).  The pro forma financial information included in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date) comply as to form in all material respects with the applicable requirements of Regulation S-X under the Securities Act;

(xxi)         The Exchange Act Documents did not, when filed with the Commission, contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Exchange Act Documents, when filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder;

(xxii)        The market-related and customer-related data and estimates included in the Preliminary Marketing Materials, in the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date) are based on or derived from sources that the Parent Companies believe to be reliable and accurate in all material respects or represent the Parent Companies’ good faith estimates made on the basis of data derived from such sources;

(xxiii)       The Other Entities maintain and have maintained effective internal control over financial reporting, as defined in Rule 13a-15 under the Exchange Act, and a system of accounting controls that is sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(xxiv)       (i) Each of the Parent Companies and each of their respective  subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Parent Companies in the reports they file or submit under the Exchange Act (assuming the Parent Companies were required to file or submit such reports under the Exchange Act) is accumulated and communicated to management of the Parent Companies, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made; and

(iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established;

(xxv)        Since the date of the most recent balance sheet of IHOP and its consolidated subsidiaries reviewed or audited by E&Y and the audit committee of the board of directors of IHOP, (i) IHOP has not been advised of (A) any significant deficiencies in the design or operation of internal control over financial reporting that would adversely affect the ability of IHOP or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal control over financial reporting and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of IHOP and each of its subsidiaries, and (ii) since that date, there have been no significant changes in internal control over financial reporting or in other factors that would significantly affect internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses;

(xxvi)       The representations and warranties of each of the Other Entities, contained in the Transaction Documents to which it is a party are true and correct and are repeated as though fully set forth herein;

(xxvii)      With respect to those Securities sold in reliance upon Regulation S, (i) none of the Other Entities or any of their affiliates or any other person acting on their behalf has engaged in any directed selling efforts within the meaning of Rule 902 of Regulation S and (ii) the Other Entities and their affiliates and each person acting on their behalf have complied with the offering restrictions set forth in Regulation S;

(xxviii)     None of the Other Entities or any of their affiliates or any other person acting on their behalf have engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising);

(xxix)       None of the Other Entities or any of their affiliates or any other person acting on their behalf have offered, sold, contracted to sell or otherwise disposed of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or Section 3(c)(7) of the 1940 Act to cease to be applicable to the offering, sale and resale of the Securities as contemplated by this Agreement, the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date);

(xxx)        There is and has been no failure on the part of the Other Entities or any of the Other Entities’ managers, directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith;

(xxxi)       The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations –Critical Accounting Policies” in the Exchange Act Documents, the Draft Offering Memorandum (as of the Closing Date) and the Offering Memorandum (as of the Relevant Date) accurately and fully describes (A) the accounting policies that IHOP believes are the most important in the portrayal of IHOP’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (B) the judgments and uncertainties affecting the application of critical accounting policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof;

(xxxii)      None of the Other Entities is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, or any applicable federal or state wage and hour laws, or any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which would reasonably be expected to have a Material Adverse Affect;

(xxxiii)     The operations of the Other Entities are and have been conducted at all times in compliance with the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Other Entities with respect to the Money Laundering Laws is pending or, to the knowledge of the Other Entities, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect;

(xxxiv)     None of the Other Entities or, to the knowledge of the Other Entities, any director, officer, agent, employee or affiliate of the Other Entities is currently subject to any U.S. sanctions administered by OFAC; and the Other Entities will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(xxxv)      The Other Entities have not taken any action or omitted to take any action (such as issuing any press release relating to any Securities without an appropriate legend) which may result in the loss by the Initial Purchaser of the ability to rely on any stabilization safe harbor provided by the FSMA.  The Other Entities have been informed of the guidance relating to stabilization provided by the Financial Services Authority;

(xxxvi)     As of the Closing Date, no Parent Company is aware of any proposed Tax assessments against any Applebee’s Entity or any IHOP Entity, except for those Tax assessments that would not have a Material Adverse Effect;

(c)           Each of the Co-Issuers, jointly and severally, shall make the representations and warranties to the Initial Purchaser and agreements with the Initial Purchaser contained in Section 1(a) as of the Initial Date and each Bringdown Date; and

(d)           Each of the Parent Companies, jointly and severally, shall make the representations and warranties to the Initial Purchaser and agreements with the Initial Purchaser contained in Section 1(b) as of the Initial Date and each Bringdown Date.

2.             Purchase and Resale of the Securities

(a)           On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, each of the Co-Issuers, jointly and severally, agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Co-Issuers, U.S. $245,000,000 principal amount of Series 2007-3 Fixed Rate Term Notes at a purchase price of 99.999707% of the aggregate principal amount thereof.  The Co-Issuers shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.  The Securities will accrue interest at an annual rate of 7.0588%.  In connection with the above purchase and sale, the Co-Issuers shall pay, on the Closing Date, to the Initial Purchaser $5,019,121, in immediately available funds.

(b)           The Initial Purchaser has advised the Co-Issuers that it proposes to offer the Securities for resale upon the terms and subject to the conditions set forth herein.  The Initial Purchaser represents and warrants to, and agrees with, the Co-Issuers, on the basis of the representations, warranties and agreement of the Co-Issuers, IHOP, the Parent Companies and the IHOP Securitization Entities that (i) it is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act, (ii) neither it nor any of its affiliates, nor any person acting on the Initial Purchaser’s behalf, has solicited offers for, or offered or sold, and neither it, nor any of its affiliates, nor any person acting on the Initial Purchaser’s behalf, will solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, and (iii) it has solicited and will solicit offers (the “Exempt Resales”) for the Securities only from, and have offered or sold and will offer, sell or deliver the Securities, as part of its initial offering, only to persons whom it reasonably believes to be: (A) (i) qualified institutional buyers (“Qualified Institutional Buyers”) as defined in Rule 144A under the Securities Act (“Rule 144A”), or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case in transactions in accordance with Rule 144A and (ii) qualified purchasers (“Qualified Purchasers”) within the meaning of Section 2(a)(51) of the 1940 Act or (B) (i) neither “U.S. Persons” (as such term is defined in Regulation S) nor U.S. Residents (within the meaning of the 1940 Act) who acquire the Securities outside the U.S. in a transaction meeting the requirements of Regulation S or (ii) Qualified Purchasers.  Those persons specified in clauses (A) and (B) above are referred to herein as the “Eligible Purchasers”.  In addition to the foregoing, the Initial Purchaser acknowledges and agrees that the Co-Issuers and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 5, counsel for the Co-Issuers and for the Initial Purchaser, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchaser and its compliance with its agreements contained in this Section 2 (except clause (i) of this subsection (b)), and the Initial Purchaser hereby consents to such reliance.

(c)           The Co-Issuers acknowledge and agree that the Initial Purchaser may sell Securities to any affiliate of the Initial Purchaser and that any such affiliate may sell Securities purchased by it to the Initial Purchaser.  The Co-Issuers acknowledge and agree that the Initial Purchaser may, from time to time, make one or more Exempt Resales following the Closing Date, with respect to which the Initial Purchaser may deliver a copy of the Offering Memorandum.

(d)           The Initial Purchaser also represents and agrees that (i) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (ii) it has only communicated or caused to be communicated and it will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Securities, in circumstances in which section 21(1) of the FSMA does not apply to the Co-Issuers.

(e)           The Initial Purchaser also represents and agrees that, in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it has not made and will not make an offer of the Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of the Securities to the public in that Relevant Member State at any time:

(i)            to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(ii)           to any legal entity which has two or more of (A) an average of at least 250 employees during the last financial year; (B) a total balance sheet of more than €43,000,000 and (C) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(iii)          in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this representation, the expression an “offer of the Securities to the public” in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe to the Securities, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

(f)            The Initial Purchaser also represents and agrees that that it will not offer or sell any Securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

(g)           The Initial Purchaser also represents and agrees that it has not made and, unless it obtains the prior consent of the Parent Companies and the Co-Issuers, will not make any offer relating to the Securities that would constitute a Free Writing Communication, it being understood that a Free Writing Communication that (i) contains only information that describes the final terms of the Securities or their offering and that is included in the Offering Memorandum or (ii) does not contain any material information about the Co-Issuers or their securities that was provided by or on behalf of the Co-Issuers, shall not be an Issuer Free Writing Communication for purposes of this Agreement.

3.             Delivery of and Payment for the Securities

(a)           Delivery of and payment for the Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York, 10036 or at such other place as shall be agreed upon by the Initial Purchaser and the Co-Issuers, at 10:00 A.M., New York City time, on November 29, 2007 or at such other time or date as shall be agreed upon by the Initial Purchaser and the Co-Issuers (such date and time of payment and delivery being referred to herein as the “Closing Date”).

(b)           On the Closing Date, payment of the purchase price for the Securities shall be made to the Co-Issuers by wire or book-entry transfer of same-day funds to such account or accounts as the Co-Issuers shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchaser of the Securities through the facilities of The Depository Trust Company (“DTC”).  Time shall be of the essence and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Initial Purchaser hereunder.  Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as the Initial Purchaser shall have requested.

4.             Further Agreements of the Co-Issuers, the Parent Companies and the IHOP Securitization Entities

Each of the Parent Companies and each of the Co-Issuers, jointly and severally, agrees with the Initial Purchaser:

(a)           to provide, as soon as practicable after the Closing Date, a final Offering Memorandum for the Securities, to be dated as of a date to be specified by the Initial Purchaser (the “Initial Date”), (i) which shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) which shall contain all financial statements and other data, including audited financial statements, all unaudited financial statements (which shall have been reviewed by independent registered public accountants as provided in Statement on Auditing Standards No. 100) and all appropriate pro forma financial statements prepared in accordance with Regulation S-X under the Securities Act of 1933, as amended (to the extent deemed reasonably necessary by the Initial Purchaser), and all other data (including selected financial data), in each case, that the Commission would require in a registered offering of any or all of the Securities (in each case, except as otherwise agreed) or that would be necessary for the Initial Purchaser to receive customary “comfort” (including, without limitation, “negative assurance” comfort) from independent registered public accountants (collectively, the “Required Financial Information”);

(b)           on the Initial Date, to use its best efforts:

(i)            to cause to be furnished to the Initial Purchaser a letter (the “E&Y Initial Comfort Letter”) of E&Y, in form and substance satisfactory to the Initial Purchaser, addressed to the Initial Purchaser and dated the Initial Date, (i) concerning the accounting, financial and certain of the statistical information with respect to the Parent Companies and the Co-Issuers set forth in the Offering Memorandum and (ii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to initial purchasers in connection with such offerings of securities;

(ii)           to cause to be furnished to the Initial Purchaser a letter (the “Initial AUP Letter”) of FTI Consulting, Inc., addressed to the Initial Purchaser and dated the Initial Date, in form and substance satisfactory to the Initial Purchaser, concerning certain agreed-upon procedures performed in respect of the information presented in the Preliminary Marketing Materials, the Supplemental Materials (if any), the Offering Memorandum and the Investor Model Runs;

(iii)          to cause Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Co-Issuers, to furnish to the Initial Purchaser (1) a “10b-5” disclosure letter, substantially in the form attached hereto as Exhibit 4 and (2) customary opinions with respect to (A) the exemption from registration under the Securities Act of the offer and sale of the Securities by the Co-Issuers and the initial resale of the Securities by the Initial Purchaser and (B) the conformity of the Transaction Documents (as defined herein) to the descriptions thereof and certain tax disclosures in the Offering Memorandum, in a form to be agreed reasonably between IHOP and the Initial Purchaser, in each case, dated as of the Initial Date; and

(iv)          to cause to be furnished to the Initial Purchaser certificates with respect to the Initial Date that are substantially similar to those to be furnished on the Closing Date pursuant to Sections 5(s), (t), and (u), except that such certificates shall pertain to the Offering Memorandum rather than the Draft Offering Memorandum, and shall state that the relevant officer has no reason to believe that (A) the Offering Memorandum, as of the Initial Date, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (B) since the date of the Offering Memorandum, any event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum;

(c)           if the Exempt Resales of the Securities by the Initial Purchaser as contemplated by this Agreement has not been completed by the date on which the independent registered public accountants for IHOP are no longer able to deliver a comfort letter with respect to the financial information for the quarter ended September 30, 2007 contained in the Offering Memorandum, to provide, as soon as practicable after the filing of IHOP’s annual report on Form 10-K for the year ended December 31, 2007, an updated version of the Offering Memorandum, (i) which shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) which shall contain all Required Financial Information;

(d)           (i)            to advise the Initial Purchaser promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) to advise the Initial Purchaser promptly of any order preventing or suspending the use of the Preliminary Materials, the Supplemental Materials (as defined herein) or the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose and (iii) to use commercially reasonable efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Materials, the Supplemental Materials or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

(e)           to prepare the Offering Memorandum in a form reasonably acceptable to the Initial Purchaser and to furnish promptly to the Initial Purchaser and counsel for the Initial Purchaser, without charge, as many copies of the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

(f)            prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to the Initial Purchaser and counsel for the Initial Purchaser and not to effect any such amendment or supplement without the consent of the Initial Purchaser, which consent shall not be unreasonably withheld or delayed;

(g)           if, at any time prior to completion of the resale of the Securities by the Initial Purchaser (it being agreed that upon request by the Co-Issuers, the Initial Purchaser will promptly advise the Co-Issuers as to when such resale has been completed), any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchaser or counsel for the Co-Issuers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary, in the opinion of such counsel, at any such time to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;

(h)           on the date of each supplement furnished in accordance with Section 4(g) hereof and on each date requested by the Initial Purchaser in connection with the resale of the Securities (each of the foregoing, a “Bringdown Date”), to use its best efforts:

(i)            to cause to be furnished to the Initial Purchaser a letter of E&Y, in form and substance satisfactory to the Initial Purchaser, addressed to the Initial Purchaser and dated such Bringdown Date (i) confirming that it is a firm of independent public accountants with respect to IHOP, IHOP Franchising and the Merger Sub within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the SEC, (ii) stating, as of such Bringdown Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to such Bringdown Date), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the E&Y Initial Comfort Letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in the E&Y Initial Comfort Letter;

(ii)           to cause to be furnished to the Initial Purchaser a letter  of FTI Consulting, Inc., in form and substance satisfactory to the Initial Purchaser, addressed to the Initial Purchaser and dated such Bringdown Date (i) stating, as of such Bringdown Date (or, with respect to matters involving changes or developments since the respective dates as of which specified information is given in the Offering Memorandum, as of a date not more than three business days prior to such Bringdown Date), that the conclusions, procedures and findings of such company with respect to the information and other matters covered by the Initial AUP Letter are accurate and (ii) confirming in all material respects the conclusions, procedures and findings set forth in the Initial AUP Letter;

(iii)          to cause Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Co-Issuers, to furnish to the Initial Purchaser a  (1) a “10b-5” disclosure letter, substantially in the form attached hereto as Exhibit 4 and (2) customary opinions with respect to (A) the exemption from registration under the Securities Act of the offer and sale of the Securities by the Co-Issuers and the initial resale of the Securities by the Initial Purchaser and (B) the conformity of the Transaction Documents (as defined herein) to the descriptions thereof and certain tax disclosures in the Offering Memorandum, in a form to be agreed reasonably between IHOP and the Initial Purchaser, in each case dated as of such Bringdown Date, and

(iv)          to cause to be furnished to the Initial Purchaser certificates with respect to such Bringdown Date that are substantially similar to those to be furnished on the Closing Date pursuant to Sections 5(s), (t), and (u) except that such certificates shall pertain to the Offering Memorandum rather than the Draft Offering Memorandum, and shall state that nothing has come to each relevant officer’s attention that would lead such officer to believe that (A) the Offering Memorandum, as of such Bringdown Date, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (B) since the date of the Offering Memorandum, any event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum;

(i)            to cause the senior executive officers of IHOP, Applebee’s International and the Co-Issuers (including, without limitation, Julia Stewart and Thomas Conforti) to be available to participate in such investor presentations and roadshows as the Initial Purchaser may reasonably request in connection with the resale of the Securities;

(j)            to provide such other supplemental marketing material (the “Supplemental Materials”) as may be reasonably requested by the Initial Purchaser in connection with the resales of the Securities and agreed reasonably in writing by IHOP;

(k)           for a period commencing on the date hereof and ending on the 180th day after the completion of the resale of the Securities by the Initial Purchaser, not to, directly or indirectly, (A) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device that is designed to, or would be expected to, result in the disposition by any person at any time in the future of) any debt securities of the Co-Issuers or the Parent Companies substantially similar to the Securities or securities convertible into or exchangeable for such debt securities of the Co-Issuers or the Parent Companies, or sell or grant options, rights or warrants with respect to such debt securities of the Co-Issuers or the Parent Companies or securities convertible into or exchangeable for such debt securities of the Co-Issuers or the Parent Companies, (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such debt securities of the Co-Issuers or the Parent Companies, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of debt securities of the Co-Issuers or the Parent Companies or other securities, in cash or otherwise, (C) file or cause to be filed a registration statement, including any amendments, with respect to the registration of debt securities of the Co-Issuers or the Parent Companies substantially similar to the Securities or securities convertible, exercisable or exchangeable into debt securities of the Co-Issuers or the Parent Companies or (D) publicly announce an offering of any debt securities of the Co-Issuers or the Parent Companies substantially similar to the Securities or securities convertible or exchangeable into such debt securities, in each case without the prior written consent of the Initial Purchaser;

(l)            for so long as the Securities are outstanding, to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Parent Companies after the date hereof pursuant to the Exchange Act;

(m)          for so long as the Securities are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Co-Issuers are then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);

(n)           to promptly take from time to time such actions as the Initial Purchaser may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchaser may reasonably request; provided that none of the Co-Issuers shall be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction;

(o)           to assist the Initial Purchaser in arranging for the Securities to be eligible for clearance and settlement in the United States through DTC and in Europe through Euroclear Bank, S.A./N.V., or Clearstream Banking, société anonyme;

(p)           to comply with all the terms and conditions of all agreements set forth in the representation letters of the Co-Issuers to DTC relating to the approval of the Securities by DTC for “book entry” transfer;

(q)           not to take any action or omit to take any action (such as issuing any press release relating to the Securities without an appropriate legend) which may result in the loss by the Initial Purchaser of the ability to rely on any stabilization safe harbor provided by the Financial Services Authority under the FSMA;

(r)            not to, and to cause their affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could reasonably be expected to be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

(s)           not to, and to cause its affiliates not to, engage in any directed selling efforts within the meaning of Regulation S;

(t)            to comply, and to cause its affiliates to comply, with the offering restrictions set forth in Regulation S;

(u)           not to, and to cause their affiliates not to, authorize or knowingly permit any person acting on their behalf to solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) or of Rule 144A of the Securities Act or Section 3(c)(7) of the 1940 Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement , the Draft Offering Memorandum and the Offering Memorandum;

(v)           in connection with the offering of the Securities, until the Initial Purchaser shall have notified the Co-Issuers of the completion of the resale of the Securities, not to, and to cause their affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which they or any of their affiliated purchasers have a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause their affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities;

(w)          in connection with the offering of the Securities, to make their officers, employees, independent accountants and legal counsel available upon reasonable request by the Initial Purchaser;

(x)            to furnish to the Initial Purchaser, prior to the date of each Offering Memorandum, a copy of each signed independent accountants’ report to be included in such Offering Memorandum;

(y)           to apply the net proceeds from the sale of the Securities as set forth in herein (as of the Closing Date) and the Offering Memorandum under the heading “Use of Proceeds” (as of the Initial Date and each Bringdown Date);

(z)            to the extent that the ratings to be provided with respect to the Securities by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”, and together with Moody’s and S&P, the “Rating Agencies”) are conditional upon the furnishing of documents or the taking of any other actions by the Co-Issuers, the Parent Companies or any of their affiliates, to furnish such documents and take any such other action that is reasonably requested by the Rating Agencies;

(aa)         for a period from the date of this Agreement until the retirement of the Securities, or until such time as the Initial Purchaser shall cease to maintain a secondary market in the Securities, whichever occurs first, to furnish to the Initial Purchaser, as soon as available, (i) copies of each report and certificate and any financial information delivered to the holders of the Securities or filed with any stock exchange or regulatory body and (ii) from time to time such other information concerning the Co-Issuers and the Parent Companies as the Initial Purchaser may reasonably request;

(bb)         unless it obtains the prior consent of the Initial Purchaser, not to make (and each such party represents that it has not made), any offer relating to the Securities that would constitute a Free Writing Communication; if at any time following issuance of a Free Writing Communication any event occurred or occurs as a result of which such Free Writing Communication conflicts with the information in the Offering Memorandum or, when taken together with the information in the Offering Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, to give notice thereof to the Initial Purchaser and, if requested by the Initial Purchaser, to prepare and furnish without charge to the Initial Purchaser a Free Writing Offering Communication or other document which will correct such conflict, statement or omission;

(cc)         to consent to the use by the Initial Purchaser of (1) the Offering Memorandum, (2) the Preliminary Marketing Materials, (3) the Supplemental Materials and (4) additional marketing materials to be provided to prospective investors, consisting of model runs (“Investor Model Runs”), which will be subject to the procedures set forth in the Initial AUP Letter (as defined below);

(dd)         to use its best efforts to assist the Initial Purchaser in marketing the Securities after the Closing Date;

(ee)         to cooperate reasonably in any due diligence investigations by representatives of the Initial Purchaser that may be required in connection with the use of the Offering Memorandum; and

(ff)           to promptly update the Offering Memorandum, upon the request of the Initial Purchaser, until such time as the Initial Purchaser shall cease to own any of the Securities.

5.             Conditions of Initial Purchaser’s Obligations

The obligations of the Initial Purchaser hereunder are subject (i) to the accuracy, on and as of the date hereof, of the representations and warranties of the Co-Issuers, the

Guarantors, IHOP and the Merger Sub contained herein, and on and as of the Closing Date of the representations and warranties of the Co-Issuers, the Guarantors, the Parent Companies and the IHOP Securitization Entities contained herein, (ii) to the accuracy of the statements of each of the Co-Issuers, the Guarantors, the Parent Companies and their respective officers made in any certificates delivered pursuant hereto, (iii) to the performance by the Co-Issuers, the Guarantors, the Parent Companies and the IHOP Securitization Entities of their obligations hereunder and (iv) to each of the following additional terms and conditions:

(a)           No stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

(b)           The Initial Purchaser shall not have discovered and disclosed to the Co-Issuers or the Parent Companies on or prior to the Closing Date that the Draft Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchaser, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)           All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to this Agreement, the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Initial Purchaser, and the Co-Issuers and the Parent Companies shall have furnished to the Initial Purchaser all documents and information that the Initial Purchaser or its counsel may reasonably request to enable it to pass upon such matters.

(d)           The Supplement shall have been duly executed and delivered by the Co-Issuers and the Trustee, and the Securities shall have been duly executed and delivered by the Co-Issuers and duly authenticated by the Trustee.

(e)           Each of the Transaction Documents shall have been duly executed and delivered by the respective parties thereto and the Initial Purchaser shall have received an original copy of each Transaction Document, duly executed and delivered by the respective parties thereto.

(f)            The Initial Purchaser shall have received a letter from each Rating Agency stating that the Securities have received the ratings indicated in the table below:

Moody’s Rating

S&P Rating

Baa2

BBB-

(g)           Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Market or in the over-the-counter market, or trading in any securities of IHOP, the Master Issuer or Applebee’s International on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction (except that a suspension of trading in the securities of Applebee’s International as a result of the completion of the Merger shall be permitted), (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, (iv) a material disruption in securities settlement or clearing or payment systems shall have occurred or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the offering or delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated hereby  or that, in the judgment of the Initial Purchaser, would materially and adversely affect the financial markets or the markets for the Securities and other debt securities.

(h)           None of (i) the issuance and sale of the Securities pursuant to this Agreement, (ii) the transactions contemplated by the Transaction Documents or (iii) the use of the Preliminary Marketing Materials, the Supplemental Materials or the Offering Memorandum shall be subject to an injunction (temporary or permanent) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or threatened against the Co-Issuers or the Parent Companies or the Initial Purchaser that would be reasonably likely to adversely impact the issuance or resale of the Securities or the Initial Purchaser’s activities in connection therewith or any other transactions contemplated hereby or by the Transaction Documents.

(i)            The Initial Purchaser shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Co-Issuers and the Parent Companies, dated the Closing Date and addressed to the Initial Purchaser, substantially in the form attached hereto as Exhibit 5.

(j)            The Initial Purchaser shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Co-Issuers, the Guarantors and the Parent Companies, dated the Closing Date and addressed to the Initial Purchaser, substantially in the form attached hereto as Exhibit 6 regarding the substantive nonconsolidation of the assets and liabilities of the Co-Issuers, the other Securitization Entities and their affiliates.

(k)           The Initial Purchaser shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Co-Issuers, the other Securitization Entities and the Parent Companies, dated the Closing Date and addressed to the Initial Purchaser, substantially in the form attached hereto as Exhibit 7 regarding the treatment of the transfers of assets as “true contributions” or other absolute transfers.

(l)            The Initial Purchaser shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Co-Issuers, dated the Closing Date and addressed to the Initial Purchaser, substantially in the form attached hereto as Exhibit 8 regarding the U.S. federal income tax treatment of the Securities, among other things.

(m)          The Initial Purchaser shall have received an opinion of Blackwell Sanders LLP, as franchise counsel to the Co-Issuers and the Parent Companies, dated the Closing Date and addressed to the Initial Purchaser, regarding compliance with applicable franchising laws and regulations and such other matters as the Initial Purchaser may request, in form and substance satisfactory to the Initial Purchaser and its counsel.

(n)           The Initial Purchaser shall have received an opinion of in-house counsel to the Co-Issuers and the Parent Companies dated the Closing Date and addressed to the Initial Purchaser, regarding compliance with applicable franchising laws and regulations and such other matters as the Initial Purchaser may request, in form and substance satisfactory to the Initial Purchaser and its counsel.

(o)           The Initial Purchaser shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special Delaware counsel to the Co-Issuers, dated the Closing Date and addressed to the Initial Purchaser, regarding the filing of UCC-1 financing statements, the perfection and priority of the security interests created under the Indenture and the absence of any prior financing statements of record against any of the Co-Issuer organized in Delaware identifying any of the Collateral (based on a review of UCC filings), in form and substance satisfactory to the Initial Purchaser and its counsel.

(p)           The Initial Purchaser shall have received an opinion of Chapman and Cutler LLP, counsel to the Trustee, dated the Closing Date and addressed to the Initial Purchaser, in form and substance satisfactory to the Initial Purchaser and its counsel.

(q)           The Initial Purchaser shall have received an opinion of inhouse counsel to the Back-Up Servicer, dated the Closing Date and addressed to the Initial Purchaser, in form and substance satisfactory to the Initial Purchaser and its counsel.

(r)            The Initial Purchaser shall have received an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, dated the Closing Date and addressed to the Initial Purchaser, with respect to the validity of the Securities and such other matters as the Initial Purchaser may reasonably request.

(s)           The Initial Purchaser shall have received a certificate from each Co-Issuer executed on behalf of such Co-Issuer by any two of the President, any Manager, the Chief Executive Officer, any Vice President, the Chief Financial Officer, the Secretary,

the General Counsel or the Treasurer of such Co-Issuer, dated the Closing Date, to the effect that, to the best of each such officer’s knowledge (i) the representations and warranties of such Co-Issuer in this Agreement are true and correct on and as of the date hereof and the Closing Date and the representations and warranties of such Co-Issuer in any other Transaction Documents to which such Co-Issuer is a party are true and correct on and as of the date hereof and the Closing Date; (ii) that such Co-Issuer has complied in all material respects with all agreements and satisfied all conditions on such Co-Issuer’s part to be performed or satisfied hereunder or under the Transaction Documents at or prior to the Closing Date; (iii) subsequent to the date as of which information is given in the Draft Offering Memorandum, there has not been any development in the general affairs, business, properties, capitalization, condition (financial or otherwise) or results of operation of such Co-Issuer except as set forth or contemplated in the Draft Offering Memorandum or as described in such certificate or certificates that could reasonably be expected to result in a Material Adverse Effect; and (iv) nothing has come to such officer’s attention that would lead such officer to believe that (A) as of the Closing Date, the Draft Offering Memorandum did not present fairly, in all material respects, the business, results of operations and financial condition of the Co-Issuers or (B) since the date of the Draft Offering Memorandum, any event has occurred which should have been set forth in a supplement or amendment to the Draft Offering Memorandum so that it would present fairly, in all material respects, the business, results of operations and financial condition of the Co-Issuers.

(t)            The Initial Purchaser shall have received a certificate from each Parent Company executed on behalf of such Parent Company by any two of the President, any Manager, the Chief Executive Officer, any Vice President, the Chief Financial Officer, the Secretary, the General Counsel or the Treasurer of such Parent Company, dated the Closing Date, to the effect that, to the best of each such officer’s knowledge (i) the representations and warranties of such Parent Company in this Agreement are true and correct on and as of the date hereof (to the extent made on and as of the date hereof) and the Closing Date, and the representations and warranties of such Parent Company in any other Transaction Documents to which such Parent Company is a party are true and correct on and as of the date hereof (to the extent made on and as of the date hereof) and the Closing Date; (ii) the representations and warranties of each Securitization Entity in any Transaction Documents to which such Securitization Entity is a party are true and correct on and as of the date hereof and the Closing Date; (iii) that such Parent Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or under the Transaction Documents at or prior to the Closing Date; (iv) subsequent to the date as of which information is given in the Draft Offering Memorandum, there has not been any development in or affecting particularly the business or assets of such Parent Company and their subsidiaries considered as a whole or in the financial position or results of operations of such Parent Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Draft Offering Memorandum or as described in such certificate or certificates that could reasonably be expected to result in a Material Adverse Effect and (v) nothing has come to such officer’s attention that would lead such officer to believe that (A) as of the Closing Date, the Draft Offering Memorandum did not present fairly, in all material respects, the business, results of operations and financial condition of the Co-

Issuers or (B) since the date of the Draft Offering Memorandum, any event has occurred which should have been set forth in a supplement or amendment to the Draft Offering Memorandum so that it would present fairly, in all material respects, the business, results of operations and financial condition of the Co-Issuers.

(u)           The Initial Purchaser shall have received a certificate from each Securitization Entity that is not a Co-Issuer signed by any two of the President, any Manager, the Chief Executive Officer, any Vice President, the Chief Financial Officer, the Secretary, the General Counsel or the Treasurer of such Securitization Entity, dated the Closing Date, in which each such officer shall state that, to the best of each such officer’s knowledge (i) the representations and warranties of such Securitization Entity in this Agreement are true and correct on and as of the Closing Date and the representations and warranties of such Securitization Entity in any other Transaction Documents to which such Securitization Entity is a party are true and correct on and as of the Closing Date; (ii) that such Securitization Entity has complied in all material respects with all agreements and satisfied all conditions on such Securitization Entity’s part to be performed or satisfied hereunder or under the Transaction Documents at or prior to the Closing Date and (iii) subsequent to the date as of which information is given in the Draft Offering Memorandum, there has not been any development in the general affairs, business, properties, capitalization, condition (financial or otherwise) or results of operation of such Securitization Entity except as set forth or contemplated in the Draft Offering Memorandum or as described in such certificate or certificates that could reasonably be expected to result in a Material Adverse Effect.

(v)           The Merger shall have been completed on the Closing Date on the terms specified in the Merger Agreement and as contemplated by the Draft Offering Memorandum.

(w)          The Applebee’s Securitization shall have been completed on the Closing Date as contemplated by the Draft Offering Memorandum.

(x)            All necessary waivers, consents and approvals for the issuance of the Securities and the completion of the transactions contemplated by the Transaction Documents shall have been obtained, including, without limitation, (i) waivers and consents by Financial Guaranty Insurance Company, a New York stock insurance corporation and (ii) confirmations and approvals by the Rating Agencies with respect to such waivers and consents.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

6.             Termination.

The obligations of the Initial Purchaser hereunder may be terminated at the sole discretion of the Initial Purchaser by notice given to and received by the Co-Issuers prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 5(g) and 5(h) shall have occurred and be continuing, any of the certifications in Sections 5(s)(iii), (t)(iv), and (u)(iii) cease to be true and correct, or if the Initial Purchaser shall decline to purchase the Securities for any reason permitted under this Agreement, including, but not limited to, the failure, refusal or inability by any of the Co-Issuers or the Parent Companies to satisfy all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date.

7.             Indemnification

(a)           Each of the Co-Issuers and the Parent Companies shall, jointly and severally, indemnify and hold harmless the Initial Purchaser, its affiliates, its officers, directors, shareholders, partners, trustees, employees, representatives and agents, and each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of Sections 7(a) and 8 as the Initial Purchaser), from and against any loss, claim, damage or liability, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which the Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Bridge Syndication Materials, the Preliminary Marketing Materials, the Supplemental Materials or the Offering Memorandum or in any amendment or supplement thereto, or in any Issuer Free Writing Communication, (B) any other information provided pursuant to Section 4(j) or 4(cc) hereof or (C) other materials provided to potential investors with the prior written consent of the Co-Issuers or Parent Companies (collectively, the items in (A), (B) and (C) above, the “Offering Materials”), (ii) the omission or alleged omission to state in the Offering Materials a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any act or failure to act or any alleged act or failure to act by the Initial Purchaser in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Co-Issuers and the Parent Companies shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse the Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Co-Issuers and the Parent Companies shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Materials, in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Co-Issuers by the Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 13 (the “Initial Purchaser’s Information”).

(b)           The Initial Purchaser shall indemnify and hold harmless each of the Parent Companies and each of the Co-Issuers, and their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any of the Parent Companies or any of the Co-Issuers within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of Sections 7(b) and 8 as the “IHOP Parties”), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the IHOP Parties may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials or (ii) the omission or alleged omission to state in the Offering Materials a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the information relating to the Initial Purchaser furnished to the Co-Issuers by the Initial Purchaser specifically for use therein (as set forth in Section 13 below), and shall reimburse the IHOP Parties, for any legal or other expenses reasonably incurred by the IHOP Parties in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

(c)           Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 7(a) or 7(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive or procedural rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  Except as otherwise set forth in this Section 7(c), after notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.  Any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying parties and an indemnified party and the indemnified party has reasonably concluded that representation of both parties by the same counsel would be inappropriate due to material actual or potential differing interests between them.  It is understood that the indemnifying parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such reasonable fees and expenses shall be reimbursed as they are incurred and paid.  In the case of any such separate firm for the indemnified parties, such firm shall be designated in writing by the indemnified parties. No indemnifying party shall be liable for any settlement of any such action or claim effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action or claim, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment in accordance with the terms hereof.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an explicit and unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           The obligations of the Parent Companies, the Co-Issuers and the Initial Purchaser in this Section 7 and in Section 8 are in addition to any other liability that the Parent Companies, the Co-Issuers or the Initial Purchaser, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

8.             Contribution

If the indemnification provided for in Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the IHOP Parties on the one hand and the Initial Purchaser on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the IHOP Parties on the one hand and the Initial Purchaser on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the IHOP Parties on the one hand and the Initial Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Co-Issuers on the one hand, and the total discounts and commissions received by the Initial Purchaser with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement as set forth on the cover page of the Offering Memorandum.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to IHOP Parties or information supplied by the IHOP Parties on the one hand or to the Initial Purchaser’s Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  For purpose of the preceding two sentences, the net proceeds deemed to be received by the Co-Issuers shall be deemed to be also for the benefit of the Parent Companies, and information supplied by the Co-Issuers shall also be deemed to have been supplied by the Parent Companies.  The Parent Companies, the Co-Issuers and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim.  Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

9.             Persons Entitled to Benefit of Agreement

This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Co-Issuers, the Parent Companies and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 7 and 8 with respect to controlling persons of the Co-Issuers and the Initial Purchaser and in Section 4(k) with respect to holders and prospective purchasers of the Securities.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 9, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

10.           Expenses

(a)           The Co-Issuers, jointly and severally, in accordance with this Agreement, agree to pay (i) the costs incident to the authorization, issuance, sale, resale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and distribution of the Preliminary Marketing Materials, the Supplemental Materials and the Offering Memorandum and any amendments or supplements thereto; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the costs incident to the preparation, printing and delivery of the global certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (v) the fees and expenses of counsel to the Co-Issuers; (vi) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions and of preparing, printing and distributing Blue Sky memoranda (including related fees and expenses of counsel for the Initial Purchaser); (vii) any fees charged by the Rating Agencies in connection with their rating of the Securities; (viii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (ix) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (x) fees and expenses incurred by the Co-Issuers in connection with any “roadshow” presentations to investors, including, without limitation, expenses related to the use of any aircraft in connection therewith; and (xi) all other costs and expenses incident to the performance of the obligations of the Co-Issuers under this Agreement which are not otherwise specifically provided for in this Section 10.

(b)           The Parent Companies, in accordance with this Agreement, agree to pay (i) the fees and expenses of counsel to the Parent Companies, (ii) the fees and expenses of the independent accountants of the IHOP Entities; (iii) the fees and expenses of the accountants incurred in connection with the delivery of the comfort letters and “agreed upon procedures” letters to the Initial Purchaser pursuant to the terms of this Agreement, (iv) the fees and expenses incurred by the Parent Companies in connection with any “roadshow” presentations to investors, including, without limitation, expenses related to the use of any aircraft in connection therewith, (v) the fees and expenses of the Initial Purchaser, incurred in connection with the transactions contemplated by this Agreement, including but not limited to fees and expenses incurred by the Initial Purchaser in connection with any “roadshow” presentations to investors, including, without limitation, expenses related to the use of any aircraft in connection therewith, the fees and expenses of Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to the Initial Purchaser (including expenses incurred in connection with due diligence and travel, courier, reproduction, printing and delivery expenses, but excluding the IHOP Excluded Fees) the fees of outside accountants, the costs of any diligence service and the fees of any other advisor retained by the Initial Purchaser with the prior approval of the Parent Companies (not to be unreasonably withheld) (whether incurred prior to or subsequent to the Closing Date) and (vi) all other costs and expenses incident to the performance of the obligations of the Parent Companies under this Agreement and under the Transaction Documents which are not otherwise specifically provided for in this Section 10.  Notwithstanding the foregoing, if (a) this Agreement shall have been terminated pursuant to Section 6, (b) the Co-Issuers shall fail to tender the Securities for delivery to the Initial Purchaser for any reason permitted under this Agreement or (c) the Initial Purchaser shall decline to purchase the Securities for any reason permitted under this Agreement, the Parent Companies shall reimburse the Initial Purchaser for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase and resale of the Securities. For purposes of this Agreement, the “IHOP Excluded Fees” means legal fees and expenses of Paul, Weiss, Rifkind, Wharton & Garrison LLP incurred prior to the Closing Date in connection with (x) such counsel’s due diligence investigation of the assets and business of IHOP and its existing subsidiaries (which, for the avoidance of doubt, excludes Applebee’s International and its existing subsidiaries) and (y) the preparation, review, negotiation, execution and delivery of all documentation in connection with the Securities.

11.           Survival

The respective indemnities, rights of contribution, representations, warranties and agreements of the Co-Issuers, the Parent Companies and the Initial Purchaser contained in this Agreement or made by or on behalf of the Co-Issuers, the Parent Companies or the Initial Purchaser pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

12.           Notices, etc.

All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)           if to the Initial Purchaser, shall be delivered or sent by mail or facsimile transmission to:

                             Lehman Brothers Inc.
745 Seventh Avenue
New York, NY  10019
Attention: Scott C. Lechner
Facsimile No.:  (646) 758-4203

(b)           if to the Co-Issuers or the Parent Companies, shall be delivered or sent by mail or facsimile transmission to:

If to the Master Issuer:

c/o IHOP, Corp.
450 North Brand Boulevard
Glendale, California  91203-2306
ATT:  General Counsel
Facsimile No.:  818-637-5361

If to the IP Holder:

c/o IHOP, Corp.
450 North Brand Boulevard
Glendale, California  91203-2306
ATT:  General Counsel
Facsimile No.:  818-637-5361

If to the IHOP, Inc.:

International House of Pancakes, Inc.
450 North Brand Boulevard
Glendale, California  91203-2306
ATT:  General Counsel
Facsimile No.:  818-637-5361

If to IHOP Corp.:

c/o IHOP, Corp.
450 North Brand Boulevard
Glendale, California  91203-2306
ATT:  General Counsel
Facsimile No.:  818-637-5361

with copies to (which copies shall not constitute notice to the Co-Issuers or each Parent Company):

                             Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY  10036
Attention:  David H. Midvidy
Facsimile No.:  (917) 777-2089
Email:  dmidvidy@skadden.com

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

13.           Initial Purchaser’s Information

The parties hereto acknowledge and agree that, for all purposes of this Agreement, the “Initial Purchaser’s Information” consists solely of the information to be specified in a letter signed by a representative of the Initial Purchaser, dated the date of the relevant Offering Memorandum, and (ii) the names and phone numbers of certain personnel of the Initial Purchaser on page 60 of the preliminary materials dated November 7, 2007 (posted on the IntraLinks electronic data site on November 8, 2007).

14.          Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State New York).

15.           Waiver of Jury Trial.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

16.           Submission to Jurisdiction.

Each of the parties hereto hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement or any of the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to any party hereto at its address set forth in Section 12 or at such other address of which such party shall have been notified pursuant thereto; and

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 16 any special, exemplary, punitive or consequential damages.

17.           Counterparts

This Agreement may be executed in one or more counterparts (which may include counterparts delivered by facsimile) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

18.           Amendments

No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

19.           Headings

The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

20.           Absence of Fiduciary Relationship

The Co-Issuers and the Parent Companies acknowledge and agree that in connection with this offering, sale and resale of the Securities or any other services the Initial Purchaser may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchaser: (i) no fiduciary or agency relationship between the Co-Issuers, the Parent Companies and any other person, on the one hand, and the Initial Purchaser, on the other, exists; (ii) the Initial Purchaser is not acting as an advisor, expert or otherwise, to the Co-Issuers and the Parent Companies, including, without limitation, with respect to the determination of the offering price of the Securities, and such relationship between the Co-Issuers and the Parent Companies, on the one hand, and the Initial Purchaser, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Initial Purchaser may have to the Co-Issuers and the Parent Companies shall be limited to those duties and obligations specifically stated herein; and (iv) the Initial Purchaser and its respective affiliates may have interests that differ from those of the Co-Issuers and the Parent Companies.  The Co-Issuers and the Parent Companies hereby waive any claims that the Co-Issuers and the Parent Companies may have against the Initial Purchaser with respect to any breach of fiduciary duty in connection with the offering of the Securities.

21.           Effect on Previous Letter Agreement.  This Agreement supersedes in its entirety the Letter Agreement, dated November 28, 2007, among IHOP, CHLH Corp., the Initial Purchaser and Lehman Commercial Paper Inc.

[Remainder of page intentionally left blank]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement, effective as of the date first written above, among the Co-Issuers, IHOP, IHOP Inc. and the Initial Purchaser in accordance with its terms.

Very truly yours,

IHOP CORP., as Parent Company

By:	/s/ Julia Stewart
Name:	Julia Stewart
Title:	Chairman and Chief Executive Officer

INTERNATIONAL HOUSE OF PANCAKES, INC., as Parent Company

By:	/s/ Tom Conforti
Name:	Tom Conforti
Title:	Chief Financial Officer

IHOP FRANCHISING, LLC, as Co-Issuer

By:	/s/ Mark Weisberger
Name:	Mark Weisberger
Title:	Vice President

IHOP IP, LLC, as Co-Issuer

By:	/s/ Mark Weisberger
Name:	Mark Weisberger
Title:	Vice President

Acknowledged and agreed:

LEHMAN BROTHERS INC.,
as Initial Purchaser

By:	/s/ Cory Wishengrad
Authorized Signatory

SCHEDULE A-1

BRIDGE SYNDICATION MATERIALS

1.               Rating assessment letter of Standard & Poor’s Rating Evaluation Services dated July 13, 2007.

2.               Financial guaranty insurance policy agreement between Financial Guaranty Insurance Company and IHOP Corporation dated July 15, 2007.

3.               Financial guaranty insurance policy agreement between Financial Guaranty Insurance Company and IHOP Corporation dated as of July 15, 2007.

4.               Financial guaranty insurance policies agreement among Financial Guaranty Insurance Company, Assured Guaranty Corp., XL Capital Assurance Inc., Applebee’s International Inc. and IHOP Corporation dated as of July 15, 2007.

5.               Letter of expression of interest of Spirit Finance Corporation and GE Capital Franchise Finance Corporation to provide sale/lease back financing for approximately 200 fee simple Applebee’s restaurants.

6.               Letter of expression of interest of Corporate Property Associates 16 – Global Incorporated to provide sale/lease back financing for approximately 200 fee simple Applebee’s restaurants.

7.               The Pro Forma Financial Assumptions

8.               The Pro Forma Financial Statements

9.               The 2006 Applebee’s International Corporation Form of Franchise Agreement

10.         Summary of Terms of First Lien Securitization Bridge Facilities

11.         The Securities Demand

12.         Pro Forma Financial Statements Summary

13.         WBS Model

1

SCHEDULE A-2

PRELIMINARY MARKETING MATERIALS

1.     Preliminary Materials dated October 24, 2007.

2.     Preliminary Materials dated November 7, 2007.

3.               Applebee’s and IHOP model runs made available on IntraLinks data site October 31, 2007.

4.               Applebee’s and IHOP model runs made available on IntraLinks data site November 8, 2007.

1

EXHIBIT 1

DRAFT OFFERING MEMORANDUM

1

EXHIBIT 2

BASE INDENTURE

1

EXHIBIT 3

SUPPLEMENT

1

EXHIBIT 4

FORM OF 10b-5 LETTER OF
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

1

EXHIBIT 5

FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

PURSUANT TO SECTION 5(i) HEREIN

1

EXHIBIT 6

FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

PURSUANT TO SECTION 5(j) HEREIN

1

EXHIBIT 7

FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

PURSUANT TO SECTION 5(k) HEREIN

1

EXHIBIT 8

FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

PURSUANT TO SECTION 5(l) HEREIN

1